UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2011

COMPASS DIVERSIFIED HOLDINGS

(Exact name of registrant as specified in its charter)

Delaware	0-51937	57-6218917
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

COMPASS GROUP DIVERSIFIED

HOLDINGS LLC

(Exact name of registrant as specified in its charter)

Delaware	0-51938	20-3812051
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Sixty One Wilton Road

Second Floor

Westport, CT 06880

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (203) 221-1703

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8	Other Events

Item 8.01	Other Events

As previously disclosed by Compass Group Diversified Holdings LLC (the “Company”) and Compass Diversified Holdings (“Holdings” and, together with the Company, collectively “CODI,” “us” or “we”) in a Current Report on Form 8-K filed with the Securities and Exchange Commission on October 18, 2011, the Company entered into a Stock Purchase Agreement, dated as of October 17, 2011, with Recruit Co., LTD. and RGF Staffing USA, Inc. (collectively “Recruit”), pursuant to which the Company and all other shareholders of the Company’s subsidiary business, Staffmark Holdings, Inc. (“Staffmark”), sold all of the issued and outstanding capital stock of Staffmark to Recruit (the “Divestiture”).

This Current Report on Form 8-K updates the pro forma financial statements of CODI to include the Unaudited Condensed Combined Pro Forma Balance Sheet of Compass Diversified Holdings at September 30, 2011 and notes thereto and the Unaudited Condensed Combined Pro Forma Statement of Operations for the nine months ended September 30, 2011 and notes thereto (collectively, the “Pro Forma Financial Statements”). The Unaudited Condensed Combined Pro Forma Statements of Operations for the years ended December 31, 2008, 2009 and 2010 previously disclosed in the Form 8-K filed with the Securities and Exchange Commission on October 18, 2011, are included in Exhibit 99.1 for ease of reference. The Pro Forma Financial Statements are filed as Exhibit 99.1 hereto and incorporated by reference herein.

Section 9	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

99.1	Unaudited Condensed Combined Pro Forma Balance Sheet of Compass Diversified Holdings at September 30, 2011 and notes thereto and Unaudited Condensed Combined Pro Forma Statements of Operations for the years ended December 31, 2008, 2009 and 2010 and the nine months ended September 30, 2011 and notes thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 18, 2011	COMPASS DIVERSIFIED HOLDINGS

	By:	/s/ James J. Bottiglieri
James J. Bottiglieri
Regular Trustee

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 18, 2011	COMPASS GROUP DIVERSIFIED HOLDINGS LLC

	By:	/s/ James J. Bottiglieri
James J. Bottiglieri
Chief Financial Officer

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